Eaton Vance Enhanced Equity Option Income Fund Supplement to Prospectus dated April 1, 2011 and Summary Prospectus dated April 1, 2011

Effective after the close of business on August 26, 2011, shares of the Fund will no longer be available for purchase or exchange, subject to limited exceptions for certain retirement plans. The Fund is expected to be liquidated on or about September 23, 2011.

August 17, 2011	5298-8/11	EEOSPS